Exhibit 99.1

                Certification of Principal Executive Officer and
                     Principal Financial Officer Pursuant to
                                 18 U.S.C. 1350


In connection with the Form 10-KSB (the "Report") of SurgiLight, Inc. (the "Company") for the period ending December 31, 2003, I, Colette Cozean, CEO of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Colette Cozean, Ph.D.
----------------------------------
     Colette Cozean, Ph.D.
     CEO


Dated:   May 9, 2003